EXHIBIT 99.1

                                 APRIL 28, 2005

       GEORGIA BANK FINANCIAL CORPORATION ANNOUNES FIRST QUARTER EARNINGS

     Georgia Bank Financial Corporation, (OTCBB:GBFP) the holding company for Georgia Bank & Trust Company of Augusta, today reported net income for the first quarter increased 3.9% to $2,083,989, up from $2,006,090 in the first quarter of 2004. Diluted earnings per share were $0.39 compared to $0.38 for the same quarter in 2004. Return on average assets was 1.17% for the first quarter of 2005 and return on average shareholder's equity was 14.14%.

     As of March 31, 2005, Georgia Bank Financial Corporation has surpassed the $750 million level of total assets just one year after reaching $650 million with total assets of $750.9 million and total deposits of $591.2 million. This reflects an increase of 14.8% in total assets over March 31, 2004 and 6.0% over at December 31, 2004. Total loans were $524.0 million at March 31, 2005, up from $458.2 million at March 31, 2004, an increase of 14.4% and up from $494.2 million at December 31, 2004. Total deposits were $691.8 million at March 31, 2005, an increase of 15.7% over the March 31, 2004 level of $598.1 million and up 6.8% over the December 31, 2004 level of $647.5 million.

     "R. Daniel Blanton, Georgia Bank Financial Corporation President and CEO commented, "We are pleased with the performance of the Company during the first quarter. We experienced strong loan and deposit growth and improved the operating efficiency of the Company for the quarter."

     "The earnings increase was the result of an 8.8% increase in net interest income over the prior year quarter even as noninterest income decreased 5.5% from the first quarter of 2004 due to lower mortgage refinance activity that resulted from a higher interest rate environment," stated Ronald L. Thigpen, Executive Vice President.

     Georgia Bank Financial Corporation owns Georgia Bank & Trust Company of Augusta which operates eight full service offices in the Metro Augusta market. It is the largest locally-owned and operated community bank in the Augusta Metro market.

     The Company's common stock is publicly traded on the Over-The Counter Bulletin Board under the symbol "GBFP." UBS Financial Services, Augusta, Georgia serves as the principal market maker of the Company's common stock.

     For further information, please contact R. Daniel Blanton, President and Chief Executive Officer or Ronald L. Thigpen, Executive Vice President and Chief Operating Officer at 706-738-6990.

                         GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                    Consolidated Balance Sheets


                               ASSETS                                 March 31,
                                                                         2005        December 31,
                                                                     (Unaudited)         2004
                                                                    --------------  --------------
Cash and due from banks                                             $  18,012,367   $  13,186,173
Federal Funds Sold                                                      7,902,000      12,326,000
Interest-bearing deposits in other banks                                  512,042         512,024
                                                                    --------------  --------------
          Cash and cash equivalents                                    26,426,409      26,024,197

Investment securities
  Available-for-sale                                                  166,476,947     152,637,090
  Held-to-maturity, at cost (fair values of
    $3,997,361 and $5,750,099, respectively)                            3,776,331       3,776,428

Loans held for sale                                                    14,836,202      14,778,614
Loans                                                                 509,139,548     479,391,209
  Less allowance for loan losses                                       (8,303,038)     (7,930,366)
                                                                    --------------  --------------
          Loans, net                                                  500,836,510     471,460,843

Premises and equipment, net                                            18,325,776      18,437,500
Accrued interest receivable                                             3,602,690       3,638,247
Intangible assets, net                                                    139,883         139,883
Bank-owned life insurance                                              11,546,380      11,463,591
Other assets                                                            4,814,115       4,160,918
                                                                    --------------  --------------

                                                                   $  750,881,243   $ 706,517,311
                                                                   ==============  ===============
                 LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                                               $  87,565,729   $  80,798,355
  Interest-bearing:
    NOW accounts                                                       84,168,916      80,417,657
    Savings                                                           246,569,605     225,533,029
    Money management accounts                                          25,776,001      25,142,955
    Time deposits over $100,000                                       112,341,758     106,835,743
    Other time deposits                                                34,792,436      38,056,932
                                                                    --------------  --------------
                                                                      591,214,445     556,784,671

Federal funds purchased and securities sold
  under repurchase agreements                                          49,289,438      44,581,259
Advances from Federal Home Loan Bank                                   45,000,000      40,000,000
Other borrowed funds                                                    1,000,000         900,000
Accrued interest and other liabilities                                  5,284,722       5,271,556
                                                                    --------------  --------------
          Total liabilities                                           691,788,605     647,537,486
                                                                    --------------  --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,283,346 and 5,284,746 shares issued
    In 2004 and 2003 respectively; 5,249,604 and 5,247,204 shares
    outstanding in 2004 and 2003, respectively                         15,837,681      15,855,669
  Additional paid-in capital                                           34,234,758      34,381,141
  Retained earnings                                                    10,280,173       8,878,633
  Treasury stock, at cost 35,742 and 37,542 shares in
    2004 and 2003, respectively                                          (332,755)       (497,127)
  Accumulated other comprehensive income                                 (927,219)        361,509
                                                                    --------------  --------------
          Total stockholders' equity                                   59,092,638      58,979,825
                                                                    --------------  --------------

                                                                    $ 750,881,243   $ 706,517,311
                                                                    ==============  ==============

                   GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                          Consolidated Statements of Income

                                    (Unaudited)

                                                   Three Months Ended
                                                        March 31,
                                                 -----------------------
                                                    2005         2004
                                                 -----------  ----------
Interest income:
    Loans, including fees                        $ 8,243,538  $6,640,344
    Investment securities                          1,764,542   1,706,843
    Federal funds sold                                55,607       8,224
    Interest-bearing deposits in other banks           2,433          29
                                                 -----------  ----------
          Total interest income                   10,066,120   8,355,440
                                                 -----------  ----------

Interest expense:
    Deposits                                       2,645,590   1,639,538
    Federal funds purchased and securities sold
      under repurchase agreements                    271,970     177,388
    Other borrowings                                507,827,     432,107
                                                 -----------  ----------
          Total interest expense                   3,425,387   2,249,033
                                                 -----------  ----------

          Net interest income                      6,640,733   6,106,407

Provision for loan losses                            471,694     388,723
                                                 -----------  ----------
          Net interest income after provision
            for loan losses                        6,169,039   5,717,684
                                                 -----------  ----------
Noninterest income:
    Service charges and fees on deposits           1,211,050   1,058,907
    Gain on sale of loans                          1,042,183   1,276,680
    Investment securities losses, net                    791      80,751
    Retail investment income                          81,963      95,555
    Trust service fees                               156,912     122,239
    Increase in cash surrender value of
      bank-owned life insurance                       82,789     125,263
Miscellaneous income                                 125,102      99,332
                                                 -----------  ----------
          Total noninterest income                 2,700,790   2,858,727
                                                 -----------  ----------

Noninterest expense:
    Salaries                                       2,749,539   2,513,124
    Employee benefits                                809,444     766,855
    Occupancy expenses                               673,093     619,164
    Other operating expenses                       1,505,162   1,699,930
                                                 -----------  ----------
          Total noninterest expense                5,737,238   5,599,073
                                                 -----------  ----------

          Income before income taxes               3,132,591   2,977,338

Income tax expense                                 1,048,602     971,248
                                                 -----------  ----------
          Net income                             $ 2,083,989  $2,006,090
                                                 ===========  ==========

                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                        Consolidated Statements of Income

                                   (Unaudited)


                                              Three Months Ended
                                                   March 31,
                                            ----------------------
                                               2004        2003
                                            ----------  ----------
Basic net income per share                  $     0.40  $     0.38
                                            ==========  ==========

Diluted net income per share                $     0.39  $     0.38
                                            ==========  ==========

Weighted average common shares outstanding   5,253,526   5,247,204
                                            ==========  ==========

Weighted average number of common and
    common equivalent shares outstanding     5,331,762   5,324,089
                                            ==========  ==========